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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of The Stanley Works, a Connecticut corporation (the "Corporation"), hereby severally constitute Stephen
S. Weddle and Jennifer O. Estabrook our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 of the Corporation filed herewith (the "Registration Statement") relating to the shares of the Corporation's common stock issued under the Savings Related Share Plan in the United Kingdom and the resale of shares of the Corporation's common stock purchased by employees under such plan, and any and all amendments thereto, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

SIGNATURE                   TITLE                     DATE
---------                   -----                     ----

John M. Trani               Chairman,                 May 26, 2000
------------------------    Chief
John M. Trani               Executive Officer
                            and Director


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SIGNATURE                   TITLE                     DATE
---------                   -----                     ----

 Stillman B. Brown          Director                  May 26, 2000
------------------------
Stillman B. Brown


 Mannie L. Jackson          Director                  May 26, 2000
------------------------
Mannie L. Jackson


 James G. Kaiser            Director                  May 26, 2000
------------------------
James G. Kaiser


 Eileen S. Kraus            Director                  May 26, 2000
------------------------
Eileen S. Kraus


 William Y. O'Connor        Director                  May 26, 2000
------------------------
William Y. O'Connor


 Hugo E. Uyterhoeven        Director                  May 26, 2000
------------------------
Hugo E. Uyterhoeven


                            Director                  May 26, 2000
------------------------
Walter W. Williams


 Kathryn D. Wriston         Director                  May 26, 2000
------------------------
Kathryn D. Wriston